UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 16, 2025
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13620 RANCH ROAD 620 N, SUITE A250
AUSTIN, TX 78717
(Address of principal executive offices)    (Zip Code)

(737) 248-2340
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2025, in connection with a periodic review of the bylaws of eHealth, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•Change the time zone of all stockholder annual and special meeting notice deadlines from Pacific Time to Eastern Time;

•For stockholders submitting a director nomination notice, require that the Company provide the form of written questionnaire containing information regarding the nominee’s background and qualifications to the stockholder within five business days of receiving such request;

•Define “principal competitor” for purposes of certain disclosure requirements with regard to stockholder notices under Article I, Section 1(4);

•Clarify that the Company may maintain insurance to the fullest extent permitted by Delaware General Corporation Law to protect the Company and any current or former director, officer employer or agent of the Company; and

•Make other updates, including ministerial, clarifying and conforming changes.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 18, 2025, the Company issued a press release announcing certain preliminary operational results for its annual enrollment period performance and updating its guidance ranges for the fiscal year ending December 31, 2025. A copy of such press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of eHealth, Inc.
99.1	Press Release of eHealth, Inc. dated December 18, 2025 (eHealth, Inc. Updates Guidance for Fiscal Year 2025 Following Strong AEP Performance)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	December 18, 2025	/s/ John J. Dolan
John J. Dolan Chief Financial Officer (Principal Financial Officer)